UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 25, 2005

                              INTEGRATED DATA CORP.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


          220 Commerce Drive, Suite 300, Fort Washington, PA  19034
          ---------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)


                                610-825-6224
                                ------------
             (Registrant's telephone number, including area code)


       625 W. Ridge Pike, Suite C-106, Conshohocken, Pennsylvania 19428
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act



Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Integrated Data Corp ("IDC" or the "Company") has entered into an Asset Purchase & Loan Repayment Agreement (the "Agreement") with Integrated Technologies & Systems Ltd ("IT&S"), a greater than 5% shareholder. IT&S has been funding the working capital requirements of the Company since April 2002 under a no interest, no security, short-term loan. The current balance of this loan is $955,030. Under this Agreement, the Company will be selling its $600,000 Promissory Note from DataWave Systems Inc and up to 3,773,918 common shares of DataWave Systems Inc to IT&S for up to $$1,166,088 in cash. The Company anticipates using these proceeds to pay off the IT&S loan, bring current the Company's Account Payables, and supply the Company with future operating capital.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1.  Asset Purchase & Loan Repayment Agreement





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                                  Signatures
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGRATED DATA CORP.
                                          ---------------------
                                          (Registrant)

Date:  August 26, 2005
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                                          By: /s/David C. Bryan
                                              --------------------
                                              David C. Bryan
                                              Chief Executive Officer &
                                              President





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